Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Greenwell, the Interim Chief Executive Officer of INVE Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Quarterly Report of INVE Technologies, Inc. on Form 10-Q for the quarterly period ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of INVE Technologies, Inc.

Date: November 13, 2026	/s/ James Greenwell
James Greenwell
Interim Chief Executive Officer
(Principal Executive Officer)

I, Edward Kirnbauer, the Chief Financial Officer of INVE Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Quarterly Report of INVE Technologies, Inc. on Form 10-Q for the quarterly period ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of INVE Technologies, Inc.

Date: November 13, 2026	/s/ Edward Kirnbauer
Edward Kirnbauer
Chief Financial Officer
(Principal Financial and Accounting Officer)